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                                                                     EXHIBIT 1.1

                                4,000,000 SHARES

                            CAPELLA EDUCATION COMPANY

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                              November ___, 2006


CREDIT SUISSE SECURITIES (USA) LLC,
     As Representative of the Several Underwriters,
         Eleven Madison Avenue,
              New York, N.Y. 10010-3629

Dear Sirs:

         1. Introductory. Capella Education Company, a Minnesota corporation (the "COMPANY"), proposes to issue and sell 3,632,140 shares of its Common Stock, $0.10 par value per share ("SECURITIES"), and the stockholders listed in Schedule A hereto ("SELLING STOCKHOLDERS") propose severally to sell an aggregate of 367,860 outstanding shares of the Securities (such 4,000,000 shares of Securities being hereinafter referred to as the "FIRM SECURITIES"), with each Selling Stockholder selling the number of Firm Securities set forth opposite its name on Schedule A. The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 600,000 additional shares of its Securities (such 600,000 additional shares being hereinafter referred to as the "OPTIONAL SECURITIES"). The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". As part of the offering contemplated by this Agreement, Piper Jaffray & Co. (the "Designated Underwriter") has agreed to reserve out of the Firm Securities purchased by it under this Agreement, up to 200,000 shares, for sale to the Company's directors, employees and other parties associated with the Company (collectively, the "PARTICIPANTS"), as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "DIRECTED SHARE PROGRAM"). The Firm Securities to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "DIRECTED SHARES") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus. The Company and each Selling Stockholder hereby agree, severally and not jointly, with the several Underwriters named in Schedule B hereto (the "UNDERWRITERS") as follows:

         2. Representations and Warranties of the Company and the Selling Stockholders.

                  (a) The Company represents and warrants to, and agrees with, the several Underwriters and the Selling Stockholders that:

                           (i) A registration statement (No. 333-124119) (the
                  "INITIAL REGISTRATION STATEMENT") relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "COMMISSION") and an additional registration statement (the "ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been or may be filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Securities Act of 1933 (the "ACT"). "INITIAL REGISTRATION STATEMENT" as of any time means the initial registration statement, in the form then filed with the Commission, including all information contained in the additional registration statement (if any) and then deemed to be a part of the initial



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                  registration statement pursuant to the General Instructions of the Form on which it is filed and all information (if any) included in a prospectus then deemed to be a part of the initial registration statement pursuant to Rule 430C ("RULE 430C") under the Act or retroactively deemed to be a part of the initial registration statement pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act and that in any case has not then been superseded or modified. "ADDITIONAL REGISTRATION STATEMENT" as of any time means the additional registration statement in the form then filed with the Commission, including the contents of the Initial Registration Statement incorporated by reference therein and including all information (if any) included in a prospectus then deemed to be a part of the additional registration statement pursuant to Rule 430C or retroactively deemed to be a part of the additional registration statement pursuant to Rule 430A(b) and that in any case has not then been superseded or modified. The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". "REGISTRATION STATEMENT" as of any time means the Initial Registration Statement and any Additional Registration Statement as of such time. For purposes of the foregoing definitions, information contained in a form of prospectus that is deemed retroactively to be a part of a Registration Statement pursuant to Rule 430A shall be considered to be included in such Registration Statement as of the time specified in Rule 430A. As of the time of execution and delivery of this Agreement, the Initial Registration Statement has been declared effective under the Act and is not proposed to be amended. Any Additional Registration Statement has or will become effective upon filing with the Commission pursuant to Rule 462(b) and is not proposed to be amended. The Offered Securities all have been or will be duly registered under the Act pursuant to the Initial Registration Statement and, if applicable, the Additional Registration Statement. For purposes of this Agreement, "EFFECTIVE TIME" with respect to the Initial Registration Statement or, if filed prior to the execution and delivery of this Agreement, the Additional Registration Statement means the date and time as of which such Registration Statement was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(C)") under the Act. If an Additional Registration Statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representative that it proposes to file one, "EFFECTIVE TIME" with respect to such Additional Registration Statement means the date and time as of which such Registration Statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the Initial Registration Statement or the Additional Registration
                  Statement (if any) means the date of the Effective Time thereof. A "REGISTRATION STATEMENT" without reference to a time means such Registration Statement as of its Effective Time. "STATUTORY PROSPECTUS" as of any time means the prospectus included in a Registration Statement immediately prior to that time, including any information in a prospectus deemed to be a part thereof pursuant to Rule 430A or 430C that has not been superseded or modified. For purposes of the preceding sentence, information contained in a form of prospectus that is deemed retroactively to be a part of a Registration Statement pursuant to Rule 430A shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) ("RULE 424(B)") under the Act. "PROSPECTUS" means the Statutory Prospectus that discloses the public offering price and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Act. "ISSUER FREE WRITING PROSPECTUS" means any "issuer free writing prospectus", as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g). "GENERAL USE ISSUER FREE WRITING PROSPECTUS" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule C to this Agreement. "LIMITED USE ISSUER FREE WRITING PROSPECTUS" means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus. "APPLICABLE TIME" means ___:00 _m (Eastern time) on the date of this Agreement.





                                       2
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                   (ii) (A) On the Effective Date of the Initial
                  Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence does not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(c) hereof.

                           (iii) (A) At the time of initial filing of the
                  Initial Registration Statement and (B) at the date of this Agreement, the Company was not and is not an "ineligible issuer", as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under
                  Section 8 of the Act and not being the subject of a proceeding under Section 8A of the Act in connection with the offering of the Offered Securities, all as described in Rule 405.

                           (iv) As of the Applicable Time, neither (A) the
                  General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time, the preliminary prospectus, dated ____________, 2006 (which is the most recent Statutory Prospectus distributed to investors generally) and the other information, if any, stated in Schedule D to this Agreement, all considered together (collectively, the "GENERAL DISCLOSURE PACKAGE"), nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any prospectus included in the Registration Statement or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(c) hereof.

                           (v) Each Issuer Free Writing Prospectus, as of its
                  issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies Credit Suisse Securities (USA) LLC ("CREDIT SUISSE") as described in the next sentence, did not, does



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                  not and will not include any information that conflicted,
                  conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) the Company has promptly notified or will promptly notify Credit Suisse and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(c) hereof.

                           (vi) The Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and Capella University, a Minnesota corporation ("CAPELLA UNIVERSITY"), taken as a whole ("MATERIAL ADVERSE EFFECT"). The State of Minnesota and the State of Arizona are the only jurisdictions in which the Company or any of its subsidiaries maintains an office or leases property.

                           (vii) Capella University and Aprisa, Inc., a
                  __________ corporation ("APRISA"), are the only subsidiaries of the Company; Capella University has been duly incorporated and is an existing corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package; Capella University is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of Capella University has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of Capella University is owned free from liens, encumbrances and defects.

                           (viii) Capella University and Aprisa are the only
                  entities in which the Company, directly or indirectly, owns an equity interest. Capella University is the only entity in which the Company, directly or indirectly, owns an equity interest that (A) engages in any business, activity or operation or (B) owns or holds any assets or has any liabilities, contingent or otherwise.

                           (ix) The Offered Securities and all other outstanding
                  shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on such Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable, will be consistent with the information in the General Disclosure Package and will conform to the



                                       4
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                  description thereof contained in the Prospectus; and the
                  stockholders of the Company have no preemptive rights with respect to the Securities.

                           (x) Except as disclosed in the General Disclosure
                  Package, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                           (xi) Except as disclosed in the General Disclosure
                  Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person, or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                           (xii) The Offered Securities have been approved for
                  listing subject to notice of issuance on The Nasdaq Stock Market.

                           (xiii) No consent, approval, authorization, or order
                  of, or filing with, any governmental agency or body, any accrediting agency or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under foreign or state securities laws or under the rules of the National Association of Securities Dealers, Inc. ("NASD").

                           (xiv) The execution, delivery and performance by the
                  Company of this Agreement and the consummation of the transactions herein contemplated by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default or change of control under, (A) any statute, any rule, regulation, standard or order of any governmental agency or body applicable to the Company, any accrediting agency or any court, domestic or foreign, having jurisdiction over the Company, Capella University or any of their properties, including, without limitation, the Higher Education Act of 1965, as amended (the "HEA"), (B) any agreement or instrument to which the Company or Capella University is a party or by which the Company or Capella University is bound or to which any of the properties of the Company or Capella University is subject, except such breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect, or (C) the charter or by-laws of the Company or Capella University, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                           (xv) This Agreement has been duly authorized,
                  executed and delivered by the Company.

                           (xvi) The Company and Capella University have good
                  and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the General Disclosure Package, the Company and Capella University hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.



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                           (xvii) The Company and Capella University possess
                  certificates, authorizations, accreditations or permits issued by appropriate governmental agencies or bodies or accrediting agencies necessary to conduct the business now operated by them, including, without limitation, all authorizations required to participate in federal financial aid programs under Title IV of the HEA, and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, accreditation or permit that, if determined adversely to the Company or Capella University, would, individually or in the aggregate, have a Material Adverse Effect.

                           (xviii) No labor dispute with the employees of the
                  Company or Capella University exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect.

                           (xix) The Company and Capella University own, possess
                  or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of, or conflict with, asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or Capella University, would, individually or in the aggregate, have a Material Adverse Effect.

                           (xx) Except as disclosed in the General Disclosure
                  Package, neither the Company nor Capella University is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                           (xxi) Except as disclosed in the General Disclosure
                  Package, there are no pending actions, suits or proceedings against or affecting the Company, Capella University or any of their respective properties that, if determined adversely to the Company or Capella University, would, individually or in the aggregate, have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company's knowledge, threatened.

                           (xxii) The financial statements included in the
                  Registration Statement and the General Disclosure Package present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis; all non-GAAP financial information included in the Registration Statement and the General Disclosure Package complies with the requirements of Regulation G and Item 10 of Regulation S-K under the Act; the schedules included in the Registration Statement present fairly the information required to be stated therein; there are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement and General Disclosure Package in accordance with Regulation S-X under the Act; and, except as disclosed in the General Disclosure Package, there are no material off-balance sheet arrangements (as defined in



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                  Regulation S-K under the Act, Item 303(a)(4)(ii)) that may have a material current or future effect on the Company's financial condition, results of operations, liquidity, capital expenditures or capital resources of the Company and Capella University taken as a whole.

                           (xxiii) Each of the Company and Capella University
                  maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (C) access to assets is permitted only in accordance with management's general or specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. To the extent required by the Rules and Regulations, the Company will maintain disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Securities Exchange Act of 1934 (the "EXCHANGE ACT")) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate to allow timely decisions regarding required disclosure.

                           (xxiv) The Company will be in compliance with all
                  applicable provisions of the Sarbanes-Oxley Act of 2002 and the applicable rules and regulations thereunder upon the applicability of such provisions, rules or regulations, as the case may be, to the Company.

                           (xxv) The section entitled "Management's Discussion
                  and Analysis of Financial Condition and Results of Operation--Critical Accounting Policies and Use of Estimates" in the Registration Statement and the General Disclosure Package accurately and fully describes (A) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and its consolidated subsidiaries and which require management's most difficult, subjective or complex judgments ("CRITICAL ACCOUNTING POLICIES"), (B) judgments and uncertainties affecting the application of critical accounting policies, and (C) to the extent required by the Rules and Regulations, explanations of the likelihood that materially different amounts would be reported under different conditions or using different assumptions.

                           (xxvi) To the extent required by the Rules and
                  Regulations, the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" in the Registration Statement and the General Disclosure Package accurately and fully describes all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur.

                           (xxvii) Except as disclosed in the General Disclosure
                  Package, there are no outstanding guarantees or other contingent obligations of the Company or Capella University that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                           (xxviii) Except as disclosed in the General
                  Disclosure Package, since the date of the latest audited financial statements included in the General Disclosure Package, there has been no material adverse change nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and Capella University taken as a whole, and, except as disclosed in or contemplated by the General Disclosure Package, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                           (xxix) The Company is not and, after giving effect to
                  the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the General Disclosure Package, will not be an "investment company" as defined in the Investment Company Act of 1940.

                           (xxx) Furthermore, the Company represents and
                  warrants to the Underwriters that (A) the Registration Statement, the Prospectus, any Statutory Prospectus and any Issuer Free Writing Prospectus comply, and any further amendments or supplements thereto will comply, with any laws or regulations applicable to the Company of foreign jurisdictions in which the Prospectus, any Statutory Prospectus or any Issuer Free Writing Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (B) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary for the Company under the securities law and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States. The foregoing sentence shall apply only to those foreign jurisdictions designated by Credit Suisse in accordance with
                  Section 5(f) hereof.

                           (xxxi) The Company has not offered, or caused the
                  Underwriters to offer, any Offered Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (A) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (B) a trade journalist or publication to write or publish favorable information about the Company or its products.

                  (b) Each Selling Stockholder severally, and not jointly, represents and warrants to, and agrees with, the several Underwriters that:

                           (i) Upon the consummation of the transactions
                  contemplated herein and the conversion of all of the shares of the Company's preferred stock into Securities, such Selling Stockholder will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and, upon the delivery of and payment for the Offered Securities on each Closing Date hereunder, the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date, subject to any interests created by the several Underwriters.

                           (ii) Except with respect to Putnam OTC & Emerging
                  Growth Fund (the "PUTNAM SELLING STOCKHOLDER"), such Selling Stockholder has, and on each Closing Date will have, full legal right, power and authority, and all authorization and approval required by law, to enter into the Custody Agreement (the "CUSTODY AGREEMENT") signed by such Selling Stockholder and the Custodian (as defined below) relating to the deposit of the Offered Securities to be sold by such Selling Stockholder, and the Power of Attorney (the "POWER OF ATTORNEY") appointing Stephen G. Shank and Gregory W.

                  Thom as such Selling Stockholder's attorneys-in-fact to the extent set forth therein and relating to the transactions contemplated hereby, and to sell, assign, transfer and deliver the Offered Securities to be sold by such Selling Stockholder in the manner provided herein and therein.

                           (iii) No consent, approval, authorization or order
                  of, or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by the Power of Attorney and related Custody Agreement, except, in each case, with respect to the Putnam Selling Stockholder, or this Agreement in connection with the sale of the Offered Securities sold by such Selling Stockholder, except such as may be required under the Act and under state and foreign securities laws.

                           (iv) This Agreement has been duly authorized,
                  executed and delivered by or on behalf of such Selling Stockholder.

                           (v) Except with respect to the Putnam Selling
                  Stockholder, the Power of Attorney and related Custody Agreement with respect to such Selling Stockholder have been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (vi) Except with respect to the Putnam Selling
                  Stockholder, the execution, delivery and performance of the Power of Attorney and related Custody Agreement and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule or regulation governing transactions of this type or any order applicable to such Selling Stockholder of any governmental agency or body or any court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties, (B) any material agreement or material instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject or (C) the charter or by-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the partnership agreement of such Selling Stockholder if such Selling Stockholder is a partnership, the trust agreement of such Selling Stockholder if such Selling Stockholder is a trust or any other constituent documents of such Selling Stockholder.

                           (vii) The execution, delivery and performance of this
                  Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under,
                  (A) any statute, any rule or regulation governing transactions of this type or any order applicable to such Selling Stockholder of any governmental agency or body or any court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties, (B) any material agreement or material instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject or (C) the charter or by-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the partnership agreement of such Selling Stockholder if such Selling Stockholder is a partnership, the trust agreement of such Selling Stockholder if such Selling Stockholder is a trust or any other constituent documents of such Selling Stockholder.

                           (viii) (A) On the Effective Date of the Initial
                  Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding any inference to the contrary, the preceding sentence applies only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Stockholder specifically for use therein, it being understood and agreed that the only such information furnished by such Selling Stockholder to the Company (the "SELLING STOCKHOLDER INFORMATION") consists of the information that appears in the table (and the corresponding footnotes thereto) under the caption "Principal and Selling Shareholders" in the Prospectus.

                           (ix) As of the Applicable Time, neither (A) the
                  General Disclosure Package nor (B) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence applies only to the extent statements in or omissions from the General Disclosure Package or any individual Limited Use Issuer Free Writing Prospectus are based upon Selling Stockholder Information.

                           (x) All Selling Stockholder Information contained in
                  any Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offering and sale of the Offered Securities or until any earlier date that the Selling Stockholders notified or notify the Company and the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Selling Stockholder Information conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, such Selling Stockholder has promptly notified or will promptly notify the Company and the Representative and will provide the Company with all necessary information so as to correct such untrue statement or omission.

                           (xi) Such Selling Stockholder has reviewed and is
                  familiar with the Registration Statement and the General Disclosure Package and (A) has no knowledge of any material adverse information with regard to the Company or its subsidiaries which is not disclosed in the Registration Statement and the General Disclosure Package, (B) has no knowledge of any misstatement of a material fact or failure to state a material fact necessary to make the statements in the General Disclosure Package, in light of the circumstances under which they were made, not misleading, (C) is not prompted to sell the Firm Securities to be sold by the Selling Stockholder by any information concerning the Company or any of its subsidiaries which is not set forth in the Registration Statement and the General Disclosure Package and
                  (D) has no reason to believe that any representation or warranty of the Company set forth in Section 2(a) above is untrue.

                           (xii) Except as disclosed in the General Disclosure
                  Package, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                           (xiii) At any time during the period during which a
                  prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, if there is any change in the Selling Stockholder Information with respect to a Selling Stockholder, such Selling Stockholder will immediately notify the Representative of such change.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company and each Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $_____ per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse in its discretion, in order to avoid fractions) obtained by multiplying 3,632,140 Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

         Certificates in negotiable form for the Offered Securities to be sold by Sheng-Yang Chiu, J. Bruce Francis and Rotherwood Investments, LLC (collectively, the "CUSTODIAL SELLING STOCKHOLDERS") hereunder have been placed in custody for delivery under this Agreement under Custody Agreements made with Wells Fargo Bank, National Association, as custodian (the "CUSTODIAN"). Each Custodial Selling Stockholder agrees, severally and not jointly, that the shares represented by the certificates held in custody for such Custodial Selling Stockholder under such Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by such Custodial Selling Stockholder for such custody are, to that extent, irrevocable and that the obligations of such Custodial Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death of any individual Custodial Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Custodial Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

         The Company, the Putnam Selling Stockholder and the Custodian will deliver the Firm Securities to or as instructed by the Representative for the accounts of the several Underwriters, in a form reasonably acceptable to the Representative, against payment of the purchase price by the Underwriters in Federal (same-day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse drawn to the order of the Company in the case of 3,632,140 shares of Firm Securities, the Putnam Selling Stockholder in the case of 224,820 shares of Firm Securities and the Custodian, for the accounts of the Selling Stockholders, in the case of 143,040 shares of Firm Securities, at the office of Cravath, Swaine & Moore LLP, at 10:00 a.m., New York time, on November ____, 2006, or at such other time not later than seven full business days thereafter as Credit Suisse and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the

Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The Firm Securities so to be delivered or evidence of their issuance will be made available for checking at the above office of Cravath, Swaine & Moore LLP at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from Credit Suisse given to the Company from time to time, not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by Credit Suisse to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by Credit Suisse to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by Credit Suisse but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to or as instructed by the Representative for the accounts of the several Underwriters in a form reasonably acceptable to the Representative against payment of the purchase price therefor in Federal (same-day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse drawn to the order of the Company at the above office of Cravath, Swaine & Moore LLP. The Optional Securities being purchased on each Optional Closing Date or evidence of their issuance will be made available for checking at the above office of Cravath, Swaine & Moore LLP at a reasonable time in advance of such Optional Closing Date.

         On October 3, 2006, the Company declared a special cash distribution (the "SPECIAL CASH DISTRIBUTION") to its stockholders of record as of October 3, 2006 (the "RECORD DATE"), as described in the General Disclosure Package and the Registration Statement. It is acknowledged that the special cash distribution to which holders of record of the Offered Securities are entitled shall be payable only to the holders of record of the Offered Securities on the Record Date and that the Underwriters and any subsequent purchasers of the Offered Securities shall not be entitled to receive any portion of the special cash distribution payable in respect of the Offered Securities.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company and the Selling Stockholders. The Company agrees with the several Underwriters and the Selling Stockholders that:

                  (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by Credit Suisse, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

                  The Company will advise Credit Suisse promptly of any such filing pursuant to Rule 424(b). If an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of the execution and delivery of this Agreement, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 p.m., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by Credit Suisse.

                  (b) The Company will advise Credit Suisse and each Selling Stockholder promptly of any proposal to amend or supplement at any time the Initial Registration Statement, any Additional Registration Statement or any Statutory Prospectus and will not effect such amendment or supplementation without Credit Suisse's consent, which shall not be unreasonably withheld or delayed; and the Company will also advise Credit Suisse promptly of the effectiveness of any Additional Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or any Statutory Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify Credit Suisse and each Selling Stockholder of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither Credit Suisse's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

                  (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

                  (e) The Company will furnish to the Representative and each Selling Stockholder copies of each Registration Statement (three of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as Credit Suisse requests. The Prospectus shall be so furnished on or prior to 3:00 p.m., New York time, on the business day following the execution and delivery of this Agreement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as Credit Suisse designates and will continue such qualifications in effect so long as required for the distribution; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

                  (g) The Company and each Selling Stockholder agree with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and such Selling Stockholder, as the case may be, under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as Credit Suisse designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the NASD of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, including the cost of any aircraft chartered in connection with attending or hosting such meetings, for any transfer taxes on the sale by the Selling Stockholders of the Offered Securities to the Underwriters, for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters and for expenses incurred for preparing, printing and distributing any Issuer Free Writing Prospectuses to investors or prospective investors; provided, however, that each Selling Stockholder will be responsible for (i) any fees and disbursements of any counsel for such Selling Stockholder and (ii) for any discounts, commissions or transfer taxes on the sale by such Selling Stockholder of the Offered Securities to the Underwriters.

                  (h) For the period specified below (the "LOCK-UP PERIOD"), the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of Credit Suisse; provided that the Company may (i) issue Securities pursuant to the consummation of the transactions contemplated herein, (ii) issue Securities pursuant to the conversion of all of the shares of the preferred stock of the Company into Securities in connection with the consummation of the transactions contemplated herein, (iii) issue Securities pursuant to any stock split recommended by the Pricing Committee of the Board of Directors of the Company in connection with the consummation of the transactions contemplated herein, (iv) file with the Commission one or more registration statements on Form S-8 registering the Securities issuable under the Company's stock option plans in effect on the date hereof, (v) grant stock options or restricted stock awards or other equity awards (and issue Securities upon exercise thereof) pursuant to the terms of any employee stock option plan or employee stock purchase plan in effect on the date hereof, (vi) redeem any warrants outstanding on the date hereof and (vii) make contributions of Securities to the Capella Education Company Employee Stock Ownership Plan. The initial Lock-Up Period will commence on the date hereof and will continue and include the date 180 days after the date hereof or such earlier date that Credit Suisse consents to in writing; provided, however, that if
         (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Credit Suisse waives, in writing, such extension; provided, however, that the Lock-Up Period will not be extended pursuant to this proviso at any time at which the Securities are "actively traded securities", as defined in Regulation M under the Exchange Act and research reports under Rule 139 of the Act, may otherwise be issued with respect to the Company. The Company will provide Credit Suisse with notice of any announcement described in clause (2) of the preceding sentence that gives rise to an extension of the Lock-Up Period.

                  (i) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the

         Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

                  (j) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

                  (k) Furthermore, the Company covenants with the Underwriters that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

         6. Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of Credit Suisse, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and Credit Suisse, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a "free writing prospectus", as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and Credit Suisse is hereinafter referred to as a "PERMITTED FREE WRITING PROSPECTUS". The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus", as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company represents that is has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

         7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Representative shall have received a letter, in the form attached as Exhibit A hereto, dated the date of delivery thereof (which shall be on or prior to the date of this Agreement), of Ernst & Young LLP. For purposes of this subsection, if the Effective Time of the Additional Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the Additional Registration Statement as proposed to be filed shortly prior to its Effective Time, and "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

                  (b) If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 p.m., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by Credit Suisse. Prior to such Closing Date, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representative, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and

         Capella University taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representative, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including the Representative, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on The Nasdaq Stock Market or any setting of minimum prices for trading on such exchange; (v) any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by U.S. Federal or New York authorities; (vii) any major disruption of settlements of securities or clearance services in the United States; or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representative, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (d) The Representative shall have received an opinion, dated such Closing Date, of Faegre & Benson LLP, counsel for the Company, to the effect that:

                           (i) The Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of Minnesota, with corporate power and authority to own its properties and conduct its business as described in the General Disclosure Package;

                           (ii) Capella University has been duly incorporated
                  and is an existing corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package; all of the issued and outstanding capital stock of Capella University has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of Capella University is owned of record by the Company, and, to the knowledge of such counsel, free from liens and encumbrances;

                           (iii) The Offered Securities delivered on such
                  Closing Date and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding Securities are, and when the Offered Securities have been delivered and paid for in accordance with this Agreement on such Closing Date, will be, validly issued, fully paid and nonassessable, are consistent with the information in the General Disclosure Package and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities;

                           (iv) Except as described in the Registration
                  Statement, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                           (v) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state or foreign securities laws or pursuant to the rules of the NASD;

                           (vi) The execution, delivery and performance by the
                  Company of this Agreement and the consummation of the transactions herein contemplated by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation applicable to the Company or order of any governmental agency or body or any court having jurisdiction over the Company or Capella University or any of their properties, or any agreement or instrument known to such counsel to which the Company or Capella University is a party or by which the Company or Capella University is bound or to which any of the properties of the Company or Capella University is subject, or the charter or by-laws of the Company or Capella University;

                           (vii) The Initial Registration Statement was declared
                  effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; the descriptions in the Registration Statements and Prospectus set forth under the headings "Description of Capital Stock" and "U.S. Federal Tax Consequences to Non-U.S. Holders of Common Stock" of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present in all material respects the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus; and

                           (viii) This Agreement has been duly authorized,
                  executed and delivered by the Company.

         In addition to the matters set forth above, such opinion shall also include a statement to the effect that, during the preparation of the Registration Statement and the General Disclosure Package, such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants for the Company and representatives of the Underwriters, at which conferences the contents of the General Disclosure Package, the Registration Statement and related matters were discussed, reviewed and revised. Based upon such participation but without independent review or verification, and without assuming responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and General Disclosure Package, nothing has come to such counsel's attention which causes it to believe that, at the time the Registration Statement became effective and as of the Closing Date, the Registration Statement (including any amendments or supplements thereto) (except as to financial statements and related notes, financial and accounting data and supporting schedules included therein or omitted therefrom, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, or the Prospectus (including any amendments or supplements thereto) as of its issue date and as of the Closing Date (except as to financial statements and related notes, financial and accounting data and supporting schedules included therein or omitted therefrom, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and such counsel have no reason to believe that, as of the Applicable Time, the documents specified in a schedule to such counsel's letter, consisting of those included in the General Disclosure Package, when considered together with the price to the public on the cover page of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) The Representative shall have received an opinion, dated such Closing Date, of Gregory W. Thom, Vice President and General Counsel for the Company, to the effect that:

                           (i) The Company is duly qualified to do business as a
                  foreign corporation in good standing in all jurisdictions other than its jurisdiction of incorporation in which its ownership or lease of property or the conduct of its business requires such qualification, which jurisdictions shall be set forth in a schedule to such counsel's opinion;

                           (ii) Capella University is duly qualified to do
                  business as a foreign corporation in good standing in all jurisdictions other than its jurisdiction of incorporation in which its ownership or lease of property or the conduct of its business requires such qualification, which jurisdictions shall be set forth in a schedule to such counsel's opinion;

                           (iii) Except as disclosed in the General Disclosure
                  Package, to the knowledge of such counsel, there are no pending actions, suits or proceedings against or affecting the Company, Capella University or any of their respective properties that, if determined adversely to the Company or Capella University, would, individually or in the aggregate, have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and, to the knowledge of such counsel, no such actions, suits or proceedings are threatened in writing; and

                           (iv) To the knowledge of such counsel, the Company
                  and Capella University have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or Capella University, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (f) The Representative shall have received an opinion, dated such Closing Date, of Drinker, Biddle and Reath LLP, special regulatory counsel for the Company, to the effect that:

                           (i) The statements contained in the General
                  Disclosure Package under the headings "Risk Factors--Risks Related to the Extensive Regulation of Our Business" and "Regulatory Environment," insofar as they constitute a summary of legal matters, documents or proceedings with respect to the operation of postsecondary educational institutions and the offering of programs of postsecondary education under Title IV of the HEA, the statutes of the states in which Capella University is presently licensed or authorized to operate or offer degrees, as applicable, or the standards of accreditation of the Higher Learning Commission of the North Central Association of Colleges and Schools (the "HIGHER LEARNING COMMISSION"), are accurate in all material respects;

                           (ii) The execution, delivery and performance of this
                  Agreement by the Company and the issuance and sale by the Company of the Securities will not result in a breach or violation of (A) Title IV of the HEA, (B) any regulation of the U.S. Department of Education promulgated under Title IV of the HEA, (C) the statutes of the states in which Capella University is presently licensed or authorized to operate or offer degree programs, as applicable, or (D) the standards of accreditation of the Higher Learning Commission;

                           (iii) Except as disclosed in the General Disclosure
                  Package, the Company and Capella University have all necessary authorizations, approvals, accreditations and certifications (collectively, "LICENSES") required for the Company and Capella University to participate in the federal aid programs under Title IV of the HEA, as described in the Registration Statement and the General Disclosure Package; and

                           (iv) Except as disclosed in the General Disclosure
                  Package, no consent, approval, authorization, order, registration or qualification of, or filing with, the U.S. Department of Education under Title IV of the HEA, any state agency in any state in which Capella University is presently licensed or authorized to offer degrees, as applicable, or the Higher Learning Commission is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities.

                  (g) The Representative shall have received an opinion, dated such Closing Date, of ____________, counsel for Selling Stockholder Rotherwood Investments, LLC, to the effect that:

                           (i) Such Selling Stockholder had valid and
                  unencumbered title to the Offered Securities delivered by such Selling Stockholder on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Stockholder on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from such Selling Stockholder on such Closing Date hereunder;

                           (ii) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by the Power of Attorney, the Custody Agreement or this Agreement in connection with the sale of the Offered Securities sold by such Selling Stockholder, except such as have been obtained and made under the Act and such as may be required under state securities laws or pursuant to the rules of the NASD;

                           (iii) The execution, delivery and performance of the
                  Power of Attorney, the Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under,
                  (A) any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholder or any of its properties, (B) any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject or (C) the charter and by-laws of such Selling Stockholder; and

                           (iv) Each of this Agreement and the Power of Attorney
                  and related Custody Agreement with respect to such Selling Stockholder have been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (h) The Representative shall have received an opinion, dated such Closing Date, of _____________________, counsel for Selling Stockholder J. Bruce Francis, to the effect that:

                           (i) Such Selling Stockholder had valid and
                  unencumbered title to the Offered Securities delivered by such Selling Stockholder on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Stockholder on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from such Selling Stockholder on such Closing Date hereunder;

                           (ii) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by the Power of Attorney, the Custody Agreement or this Agreement in connection with the sale of the Offered Securities sold by such Selling Stockholder, except such as have been obtained and made under the Act and such as may be required under state securities laws or pursuant to the rules of the NASD;

                           (iii) The execution, delivery and performance of the
                  Power of Attorney, the Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholder or any of his properties or any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject; and

                           (iv) Each of this Agreement and the Power of Attorney
                  and related Custody Agreement with respect to such Selling Stockholder have been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (i) The Representative shall have received an opinion, dated such Closing Date, of DLA Piper, counsel for Selling Stockholder Sheng-Yang Chiu, to the effect that:

                           (i) Upon payment by the Underwriters of the purchase
                  price for the Firm Securities to be sold by Sheng-Yang Chiu in accordance with this Agreement, delivery in the State of New York of security certificates for the Firm Securities, as directed by the Underwriters, endorsed to Cede & Co. or such other nominee as may be designated by DTC, or in blank, by an effective endorsement, registration of transfer of the Firm Securities in the stock registry of the Company in the name of Cede & Co. or such other nominee and the crediting of the Firm Securities on the books of DTC to securities accounts of the Underwriters, and assuming that neither DTC nor any such Underwriter has notice of any adverse claim to the Firm Securities within the meaning of Section 8-105 of the Uniform Commercial Code (the "UCC"), (a) DTC will be a "protected purchaser" of the Securities within the meaning of Section 8-303 of the UCC, (b) under Section 8-501 of the UCC, the Underwriters will acquire a security entitlement in respect of the Firm Securities and (c) no action based on an "adverse claim" (as defined in Section 8-102 of the UCC) to the Firm Securities, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be successfully asserted against the Underwriters with respect to the Firm Securities. With respect to the opinion of such counsel set forth in the preceding sentence, such counsel may assume that DTC is a "clearing corporation" within the meaning of Section 8-102 of the UCC and that DTC's jurisdiction for purposes of Section 8-110 of the UCC is the State of New York;

                           (ii) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by the Power of Attorney, the Custody Agreement or this Agreement in connection with the sale of the Offered Securities sold by such Selling Stockholder, except such as have been obtained and made under the Act and such as may be required under state securities laws or pursuant to the rules of the NASD;

                           (iii) The execution, delivery and performance of the
                  Power of Attorney, the Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholder or any of his properties or any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject; and

                           (iv) Each of this Agreement and the Power of Attorney
                  and related Custody Agreement with respect to such Selling Stockholder have been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (j) The Representative shall have received an opinion, dated such Closing Date, of Ropes & Gray LLP, counsel for the Putnam Selling Stockholder, substantially in the form of Exhibit B attached hereto.

                  (k) The Representative shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representative may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (l) The Representative shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the Applicable Time; and, subsequent to the respective dates of the most recent financial statements in the General Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the General Disclosure Package or as described in such certificate.

                  (m) The Representative shall have received a letter, dated such Closing Date, of Ernst & Young LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                  (n) On or prior to the date of this Agreement, the Representative shall have received lockup letters from each of the executive officers and directors of the Company and each equityholder and optionholder of the Company listed in Schedule E hereto.

                  (o) The Custodian will deliver to Credit Suisse a letter stating that it will deliver to each Custodial Selling Stockholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

The Selling Stockholders and the Company will furnish the Representative with such conformed copies of such opinions, certificates, letters and documents as the Representative reasonably requests. Credit Suisse may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         8. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, members, directors and officers and each person, if any, who controls such Underwriter within the meaning of
Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, any Statutory Prospectus as of any time, the Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided, further, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Selling Stockholder Information.

         The Company agrees to indemnify and hold harmless the Designated Underwriter and each person, if any, who controls the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the "DESIGNATED ENTITIES"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities

(or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

                  (b) The Selling Stockholders severally, and not jointly, will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, any Statutory Prospectus as of any time, the Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Selling Stockholder Information relating to such Selling Stockholder.

                  (c) Each Underwriter will severally, and not jointly, indemnify and hold harmless the Company, the directors and officers of the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act, each Selling Stockholder, the directors and officers of each Selling Stockholder, if any, and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities to which such persons may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, any Statutory Prospectus as of any time, the Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession figure appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the sixth paragraph under the caption "Underwriting".

                  (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in Section 8(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Act of Section 20 of the Exchange Act. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

                  (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the liability under this subsection of each Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, to such Selling Stockholder from the sale of the Firm Securities sold by such Selling Stockholder hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The Selling Stockholders' obligations in this subsection (e) to contribute are several in proportion to their respective aggregate gross proceeds received after underwriting commissions and discounts, but before expenses, from the sale of the Firm Securities sold by the Selling Stockholders hereunder and not joint.

                  (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         9. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, Credit Suisse may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to Credit Suisse, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 10 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and each Selling Stockholder shall remain responsible for the expenses to be paid or reimbursed by such party pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders and the Underwriters pursuant to Section 8 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clause (iii), (iv), (vi), (vii) or (viii) of Section 7(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or faxed and confirmed to the Representative at Eleven Madison Avenue, New York, NY 10010-3629, Attention:
LCD-IBD (fax: 212-325-4296), or, if sent to the Company [or any of the Selling Stockholders], will be mailed, delivered or faxed and confirmed to it at Capella Education Company, 225 South Sixth Street, Ninth Floor, Minneapolis, MN 55402-3338, Attention: General Counsel

(fax: 612-977-5057); provided, however, that any notice to an Underwriter or Selling Stockholder pursuant to Section 8 will be mailed, delivered or faxed and confirmed to such Underwriter or Selling Stockholder.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

         13. Representation. The Representative will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters. Pursuant to the Power of Attorney executed by each Custodial Selling Stockholder, Stephen G. Shank and Gregory W. Thom will act for the Custodial Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by Stephen G. Shank and Gregory W. Thom will be binding upon all the Custodial Selling Stockholders.

         14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         16. Absence of Fiduciary Relationship. The Company and each Selling Stockholder acknowledges and agrees that:

         (a) the Representative has been retained solely to act as an underwriter in connection with the sale of the Company's Offered Securities and that no fiduciary, advisory or agency relationship between the Company, any Selling Stockholder and the Representative has been created in respect of any of the transactions contemplated by this Agreement or the Prospectus, irrespective of whether the Representative has advised or is advising the Company or any Selling Stockholder on other matters;

         (b) the price of the Offered Securities set forth in this Agreement was established by the Company and the attorneys-in-fact for the Custodial Selling Stockholders following discussions and arms-length negotiations with the Representative, and each of the Company and the attorneys-in-fact for the Custodial Selling Stockholders is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

         (c) it has been advised that the Representative and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company or the Selling Stockholders and that the Representative has no obligation to disclose such interests and transactions to the Company or any of the Selling Stockholders by virtue of any fiduciary, advisory or agency relationship; and

         (d) it waives, to the fullest extent permitted by law and to the extent arising out of this Agreement and the purchase and sale of the Offered Securities, any claims it may have against the Representative for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Representative shall have no liability (whether direct or indirect) to the Company or any of the Selling Stockholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, any of the Selling Stockholders or any of their respective stockholders, employees or creditors.

                [Remainder of this page intentionally left blank]

         If the foregoing is in accordance with the Representative's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.


                                           Very truly yours,

                                           CAPELLA EDUCATION COMPANY

                                           By
                                             -----------------------------------
                                             Name:
                                             Title:



                                           PUTNAM OTC & EMERGING
                                           GROWTH FUND

                                           By Putnam Investment Management, LLC

                                           By
                                             -----------------------------------
                                              Name:
                                              Title:



                                           SHENG-YANG CHIU
                                           J. BRUCE FRANCIS
                                           ROTHERWOOD INVESTMENTS, LLC

                                           By
                                             -----------------------------------
                                              Name:
                                              Title: Attorney-in-Fact

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


CREDIT SUISSE SECURITIES (USA) LLC


By
  ---------------------------------
    Name:
    Title:


       Acting on behalf of itself and as the
         Representative of the several
         Underwriters.